OMB APPROVAL
UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549	OMB Number: 3235-0060 Expires: August 31, 2012 Estimated average burden hours per response 5.0

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  June 21, 2010

Image Sensing Systems, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-26056	41-1519168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Spruce Tree Centre, 1600 University Avenue West, St. Paul, Minnesota		55104
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (651) 603-7700

______________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

          This amendment is being filed to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by Image Sensing Systems, Inc. (“ISS”) on June 23, 2010, as amended by the Current Report on Form 8-K/A filed by ISS on August 4, 2010, to:

•

Include financial statements of CitySync Limited (“CitySync”) that have been audited in accordance with U.S. generally accepted auditing standards as required by Item 8.A.2 of Form 20-F and, as a matter of course, prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) and in U.S. dollars; the financial statements in the Current Report on Form 8-K/A filed on August 4, 2010 did not comply with regulations of the Securities and Exchange Commission because they were audited under International Standards on Auditing (U.K. and Ireland) instead of U.S. generally accepted auditing standards;

•	Include a report from an independent auditor that complies with and is substantially similar to examples of reports provided in paragraph 8 of AU Section 508;

•

Amend the introductory paragraphs under the caption “Unaudited Pro Forma Condensed Combined Financial Statements” to clearly disclose that the CitySync financial statements are presented in accordance with U.S. GAAP and to disclose the foreign exchange rate we used to translate the amounts from British pounds to U.S. dollars and the method we used to translate currencies; and

•	Amend the Unaudited Pro Forma Condensed Combined Financial Statements to include the results of CitySync as reported in this Current Report on Form 8-K/A.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

          (a) Financial Statements of Business Acquired. The audited consolidated financial statements of CitySync as of January 31, 2010 and for the year then ended, including the independent auditor’s report of David J. Brown LLC, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A. The unaudited consolidated financial statements of CitySync as of April 30, 2010 and for the three months ended April 30, 2010 and 2009 are filed as Exhibit 99.2 to this Current Report on Form 8-K/A.

          (b) Pro Forma Financial Information. The unaudited pro forma condensed combined balance sheet as of March 31, 2010 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2009 and the three months ended March 31, 2010 are filed as Exhibit 99.3 to this Current Report on Form 8-K/A.

          (c) Exhibits. The following documents are hereby filed as exhibits to this Current Report on Form 8-K/A:

Exhibit No.

          23.1           Consent of David J. Brown LLC.

          99.1           Audited consolidated financial statements of CitySync as of January 31, 2010 and for the year then ended.

          99.2           Unaudited consolidated financial statements of CitySync as of April 30, 2010 and for the three months ended April 30, 2010 and 2009.

          99.3           Unaudited pro forma condensed combined balance sheet as of March 31, 2010 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2009 and the three months ended March 31, 2010.

2

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 3, 2010	Image Sensing Systems, Inc.

	By:	/s/ Gregory R. L. Smith
Gregory R. L. Smith
Chief Financial Officer
(Principal Financial Officer)

3

EXHIBIT INDEX

Exhibit No.

          23.1           Consent of David J. Brown LLC.

          99.1           Audited consolidated financial statements of CitySync as of January 31, 2010 and for the year then ended.

          99.2           Unaudited consolidated financial statements of CitySync as of April 30, 2010 and for the three months ended April 30, 2010 and 2009.

          99.3           Unaudited pro forma condensed combined balance sheet as of March 31, 2010 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2009 and the three months ended March 31, 2010.

4